Events After the Reporting Date	12 Months Ended
Dec. 31, 2019
Events After Reporting Date
Events After the Reporting Date

17.	EVENTS AFTER THE REPORTING DATE

(a)	Private Placement

On January 17, 2020, the Group closed a private placement, which was announced in December 2019 as a concurrent financing with the bought deal offering (note 6(b)), of 11,346,783 shares at a price of $0.49 (US$0.37) per share for gross proceeds of approximately $5.6 million (US$4.2 million). Pursuant to this private placement, the Group received subscriptions for 1,426,500 shares (note 6(b)) in December 2019. Further to this private placement, the Group placed an additional 1,640,000 shares for gross proceeds to the Group of $804.

(b)	Repayment of Loans Payable

In January and February 2020, the Group repaid the Credit Facility (note 8) including interest accrued to the date of payment.

(c)	Extension of Repayment Term for Legal Fees Payable

Effective January, 31, 2020, pursuant to an amendment agreement, the Group’s US legal counsel have agreed to extend the payment due date for legal fees payable (note 10) to December 24, 2020. In consideration for the extension, until the payment of the fees, interest will accrue at 3.5% per annum from the date of this amendment until payment of the outstanding amount.

(d)	Impact of the Novel Coronavirus ("COVID-19")

The current outbreak of COVID-19, and any future emergence and spread of similar pathogens, could have a material adverse effect on global and local economic and business conditions which may adversely impact our business and results of operations and the operations of contractors and service providers. The outbreak has now spread to the United States and Canada where we conduct our principal business operations. Our plans to advance the development of the Pebble Project are dependent upon the continued progress of our approval and permitting process with the USACE, the EPA and Alaskan state agencies, as well as our ability to continue the work required in connection with this process through our employees and our contractors. While we have not been notified of any delay, it is possible that government efforts to curtail the COVID-19 outbreak will result in delays in our permitting process, including a possible delay in the release by the USACE of their Final EIS and the progress through to a Record of Decision. In addition, our personnel may be delayed in completing the required work that we are pursuing in connection with this process due to quarantine, self-isolation, social distancing, restrictions on travel, restrictions on meetings and work from home requirements. The extent to which the coronavirus impacts our operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the outbreak, new information that may emerge concerning the severity of the coronavirus and the actions taken to contain the coronavirus or treat its impact, among others. Moreover, the spread of the coronavirus globally is expected to have a material adverse effect on global and regional economies and to continue to negatively impact stock markets, including the trading price of our shares. These adverse effects on the economy, the stock market and our share price could adversely impact our ability to raise capital, with the result that our ability to pursue development of the Pebble Project could be adversely impacted, both through delays and through increased costs. Any of these developments, and others, could have a material adverse effect on our business and results of operations and could delay our plans for development of the Pebble Project.